Transamerica Life Insurance Company
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499
May 27, 2011
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:	Separate Account VA FF (the “Registrant”) (1933 Act File No.: 333-163878) (1940 Act File No.: 811-22370)
Ladies and Gentlemen:
As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the Registrant, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the semi-annual report for the period ended March 31, 2011 for the Vanguard Target Retirement Funds, each a series of Vanguard Chester Funds (SEC File No. 811-04098). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the Vanguard Target Retirement Funds’ semi-annual reports were filed, or will be filed, with the Commission via EDGAR:
To the extent necessary, these filings are incorporated by reference.
Very truly yours,
Elizabeth L. Belanger
Vice President and Senior Counsel